Microsoft

First Quarter Fiscal Year 2026 Results

October 29, 2025

Satya Nadella
Amy Hood
Jonathan Neilson

This presentation contains forward-looking statements, which are any predictions, projections, or other statements about future events. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could materially differ because of factors discussed in today's earnings press release, in the comments made during the conference call, and in the Risk Factors section and other sections of our Form 10-K, Forms 10-Q, and other reports and filings with the Securities and Exchange Commission. We do not undertake any duty to update forward-looking statements.

Agenda

All growth comparisons in this presentation relate to the corresponding period of last fiscal year unless otherwise noted. Numbers may not foot due to rounding.

FY26 Q1 Financial Summary

($ in billions, except per share amounts)	GAAP and CC results			As Adjusted (non-GAAP)		
	FY26 Q1	Growth	CC Growth*	FY26 Q1	Growth**	CC Growth***
Productivity and Business Processes	$33.0	17%	14%	$33.0	17%	14%
Intelligent Cloud	$30.9	28%	27%	$30.9	28%	27%
More Personal Computing	$13.8	4%	4%	$13.8	4%	4%
Revenue	**$77.7**	**18%**	**17%**	**$77.7**	**18%**	**17%**
Cost of revenue	$24.0	20%	19%	$24.0	20%	19%
Gross margin	**$53.6**	**18%**	**16%**	**$53.6**	**18%**	**16%**
Gross margin percentage	*69%*	*0 pts*	—	*69%*	*0 pts*	—
Operating expense	$15.7	5%	4%	$15.7	5%	4%
Operating income	**$38.0**	**24%**	**22%**	**$38.0**	**24%**	**22%**
Operating income percentage	*49%*	*2 pts*	—	*49%*	*2 pts*	—
Other income and expense	**($3.7)**	—	—	**$0.4**	—	—
Net income	**$27.7**	12%	11%	**$30.8**	22%	21%
Diluted earnings per share	**$3.72**	13%	11%	**$4.13**	23%	21%

Summary of Results

- Revenue increased 18% (up 17% CC) with growth across all segments
- Cost of revenue increased 20% (up 19% CC) driven by growth in Microsoft Cloud
- Gross margin increased 18% (up 16% CC) with growth across all segments. Gross margin percentage decreased slightly driven by scaling our AI infrastructure and growing usage of AI product features, partially offset by efficiency gains across the Microsoft Cloud.
- Operating expenses were $15.7 billion, up 5% (up 4% CC) driven by investments in cloud and AI engineering, including compute capacity and AI talent to support product development across the portfolio
- Operating income grew 24% (up 22% CC) with growth across all segments
- Other income and expense was $(3.7) billion. On a non-GAAP basis, results were $0.4 billion as interest income more than offset interest expense.
- Effective tax rate was 19% and 20% on a non-GAAP basis
- Diluted earnings per share was $3.72, up 13% (up 11% CC). On a non-GAAP basis, results were $4.13, up 23% (up 21% CC).

**See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency ("CC"). **Adjusts for the impact from investments in OpenAI. ***Adjusts for constant currency in addition to the impact from investments in OpenAI.*

FY26 Q1 Financial Highlights

Cash Returned to Shareholders

- Returned $10.7 billion to shareholders with $6.8 billion in dividends and $4.0 billion in share repurchases

Capital Expenditures

- Capital expenditures including assets acquired under finance leases were $34.9 billion, up 74% to support customer demand for our cloud and AI offerings. Roughly half of capital expenditures were for short-lived assets, primarily GPUs and CPUs, which support Azure platform demand, growing first-party applications and AI solutions, accelerating research and development by our product teams as well as continued replacement for end-of-life server and networking equipment.
- Long-lived assets include finance leases of $11.1 billion, up 71% sequentially driven by the timing of lease commencements for large datacenter sites. These assets will support monetization over the next 15-year period and beyond.
- Cash paid for property and equipment was $19.4 billion, up 30%, lower than capital expenditures primarily due to finance leases

Cash Flow

- Cash flow from operations was $45.1 billion, up 32% driven by strong cloud billings and collections, partially offset by higher supplier payments
- Free cash flow was $25.7 billion, up 33% reflecting the timing of cash paid for property and equipment. The sequential increase in capital expenditures includes a higher mix of finance leases which had a lower impact on free cash flow.


Capital Expenditures trend
($ in billions)
Total capital expenditures
Cash paid for property and equipment
$20.0
$14.9
FY25 Q1
$22.6
$15.8
FY25 Q2
$21.4
$16.7
FY25 Q3
$24.2
$17.1
FY25 Q4
$34.9
$19.4
FY26 Q1

Includes non-GAAP constant currency ("CC") growth and free cash flow. See Appendix for reconciliation of GAAP and non-GAAP measures.
Growth rates in GAAP and CC are equivalent unless otherwise noted.

FY26 Q1 Commercial Highlights

Commercial Business

- Commercial bookings increased 112% (up 111% CC) year-over-year driven by Azure commitments from OpenAI. Results do not include any impact from the incremental Azure commitment with OpenAI announced on October 28th, 2025.
- Commercial remaining performance obligation of $392 billion, up 51% year-over-year with a weighted average duration of roughly 2 years.

Microsoft Cloud

- Microsoft Cloud revenue of $49.1 billion, up 26% (up 25% CC) year-over-year
- Microsoft Cloud gross margin percentage decreased year-over-year to 68% driven by scaling our AI infrastructure and growing usage of AI product features, partially offset by efficiency gains in Azure and Microsoft 365 Commercial cloud

Investor Metrics	FY25 Q1	FY25 Q2	FY25 Q3	FY25 Q4	FY26 Q1
Commercial bookings growth *(y/y)*	30% / 23%	67% / 75%	18% / 17%	37% / 30%	112% / 111%
Commercial remaining performance obligation *(in billions)*	$259	$298	$315	$368	$392
Microsoft Cloud revenue *(in billions)*	$38.9	$40.9	$42.4	$46.7	$49.1
Microsoft Cloud revenue growth *(y/y)*	22%	21%	20% / 22%	27% / 25%	26% / 25%
Microsoft Cloud gross margin percentage	71%	70%	69%	68%	68%

Growth rates include non-GAAP CC growth (GAAP % / CC %).

Microsoft Cloud includes Microsoft 365 Commercial cloud, Azure and other cloud services, the commercial portion of LinkedIn, and Dynamics 365. Includes non-GAAP constant currency ("CC") growth. See Appendix for reconciliation of GAAP and non-GAAP measures. Growth rates in GAAP and CC are equivalent unless otherwise noted.

FY26 Q1 Segment Overview: Productivity and Business Processes

Results

- Revenue grew 17% (up 14% CC) driven by Microsoft 365 Commercial cloud
- Cost of revenue grew 8%
- Gross margin dollars grew 19% (up 16% CC) and gross margin percentage increased driven by efficiency gains in Microsoft 365 Commercial cloud even with the impact of scaling our AI infrastructure and growing usage of AI product features
- Operating expenses grew 6% (up 5% CC) driven by investments in cloud and AI engineering, including compute capacity and AI talent to support product development that benefits the entire portfolio
- Operating income grew 24% (up 20% CC)

Segment revenue and operating income trend

($ in billions)


Revenue
Operating income
$28.3
$16.5
FY25 Q1
$29.4
$16.9
FY25 Q2
$29.9
$17.4
FY25 Q3
$33.1
$19.0
FY25 Q4
$33.0
+17%
(+14% CC)
$20.4
+24%
(+20% CC)
FY26 Q1

Includes non-GAAP constant currency ("CC") growth. See Appendix for reconciliation of GAAP and non-GAAP measures. Growth rates in GAAP and CC are equivalent unless otherwise noted.

FY26 Q1 Segment Highlights: Productivity and Business Processes

Microsoft 365 Commercial

- Microsoft 365 Commercial cloud revenue grew 17% (up 15% CC) with growth in revenue per user driven by E5 and M365 Copilot, as well as some benefit from in-period revenue recognition. Microsoft 365 Commercial seats grew 6% driven by small and medium business and frontline worker offerings.
- Microsoft 365 Commercial products revenue grew 17% (up 14% CC) driven by an increase in Office 2024 transactional purchasing as well as growth in the Windows Commercial on-premises components of Microsoft 365 suite sales

Microsoft 365 Consumer

- Microsoft 365 Consumer cloud revenue grew 26% (up 25% CC) driven by growth in revenue per user and Microsoft 365 Consumer subscriber growth of 7%

LinkedIn

- LinkedIn revenue grew 10% (up 9% CC) driven by growth in Marketing Solutions

Dynamics

- Dynamics 365 revenue grew 18% (up 16% CC) with growth across all workloads

Investor Metrics	FY25 Q1	FY25 Q2	FY25 Q3	FY25 Q4	FY26 Q1
Microsoft 365 Commercial cloud revenue growth *(y/y)*	15% / 16%	16% / 15%	12% / 15%	18% / 16%	17% / 15%
Microsoft 365 Commercial seat growth *(y/y)*	8%	7%	7%	6%	6%
Microsoft 365 Consumer cloud revenue growth *(y/y)*	6% / 7%	8%	10% / 12%	20%	26% / 25%
LinkedIn revenue growth *(y/y)*	10% / 9%	9%	7% / 8%	9% / 8%	10% / 9%
Dynamics 365 revenue growth *(y/y)*	18% / 19%	19% / 18%	16% / 18%	23% / 21%	18% / 16%

Growth rates include non-GAAP CC growth (GAAP % / CC %).

Includes non-GAAP constant currency ("CC") growth. See Appendix for reconciliation of GAAP and non-GAAP measures. Growth rates in GAAP and CC are equivalent unless otherwise noted.

FY26 Q1 Segment Overview: Intelligent Cloud

Results

- Revenue grew 28% (up 27% CC) driven by Azure
- Cost of revenue grew 43% (up 42% CC)
- Gross margin dollars grew 20% (up 19% CC) and gross margin percentage decreased driven by the impact of scaling our AI infrastructure, partially offset by efficiency gains in Azure
- Operating expenses grew 4% driven by investments in cloud and AI engineering, including compute capacity and AI talent to support product development that benefits the entire portfolio
- Operating income grew 27%

Segment revenue and operating income trend

($ in billions)



Revenue
Operating income
$24.1
$10.5
FY25 Q1
$25.5
$10.9
FY25 Q2
$26.8
$11.1
FY25 Q3
$29.9
$12.1
FY25 Q4
$30.9
+28%
(+27% CC)
$13.4
+27%
FY26 Q1

Includes non-GAAP constant currency ("CC") growth. See Appendix for reconciliation of GAAP and non-GAAP measures. Growth rates in GAAP and CC are equivalent unless otherwise noted.

FY26 Q1 Segment Highlights: Intelligent Cloud

Server Products and Cloud Services

- Azure and other cloud services revenue grew 40% (up 39% CC) driven by strong demand for our portfolio of services with continued growth across all workloads
- Server products revenue grew 1% (relatively unchanged CC) driven by an increase in transactional purchasing of Windows Server 2025

Enterprise and Partner Services

- Enterprise and partner services revenue grew 5% (up 3% CC) with growth in Enterprise Support Services, partially offset by a decline in Industry Solutions

Investor Metrics	FY25 Q1	FY25 Q2	FY25 Q3	FY25 Q4	FY26 Q1
Azure and other cloud services revenue growth *(y/y)*	33% / 34%	31%	33% / 35%	39%	40% / 39%

Trended Revenue Growth

Server products revenue growth *(y/y)*	(1)%	(3)%	(6)% / (4)%	(2)% / (3)%	1% / 0%
Enterprise and partner services revenue growth *(y/y)*	(1)% / 0%	(1)%	5% / 6%	7% / 6%	5% / 3%

Growth rates include non-GAAP CC growth (GAAP % / CC %).

Includes non-GAAP constant currency ("CC") growth. See Appendix for reconciliation of GAAP and non-GAAP measures. Growth rates in GAAP and CC are equivalent unless otherwise noted.

FY26 Q1 Segment Overview: More Personal Computing

Results

- Revenue grew 4% driven by Windows OEM and Search and news advertising, partially offset by declines in our hardware businesses
- Cost of revenue declined 3% driven by lower hardware sales, partially offset by growth in Search and news advertising
- Gross margin dollars grew 11% (up 10% CC) and gross margin percentage increased driven by sales mix shift to higher margin businesses
- Operating expenses grew 4% (up 3% CC) driven by investments in AI talent and compute capacity to support product development that benefits the entire portfolio
- Operating income grew 18% (up 16% CC)



Segment revenue and operating income trend
($ in billions)
Revenue
Operating income
$13.2
$3.5
FY25 Q1
$14.7
$3.9
FY25 Q2
$13.4
$3.5
FY25 Q3
$13.5
$3.2
FY25 Q4
$13.8
+4%
$4.2
+18%
(+16% CC)
FY26 Q1

Includes non-GAAP constant currency ("CC") growth. See Appendix for reconciliation of GAAP and non-GAAP measures. Growth rates in GAAP and CC are equivalent unless otherwise noted.

FY26 Q1 Segment Highlights: More Personal Computing

Windows OEM and Devices

- Windows OEM and Devices revenue grew 6% driven by Windows OEM growth of 18% with demand ahead of Windows 10 end of support and inventory levels that remained elevated, partially offset by a decline in Devices

Gaming

- Xbox content and services revenue grew 1% (relatively unchanged CC) on a strong prior year comparable driven by growth in Xbox Game Pass and third-party content, partially offset by a decline in first-party content
- Xbox hardware revenue declined 29% (down 30% CC)

Search and News Advertising

- Search and news advertising revenue excluding traffic acquisition costs grew 16% (up 15% CC) driven by higher search volume and continued benefit from third-party partnerships

Investor Metrics	FY25 Q1	FY25 Q2	FY25 Q3	FY25 Q4	FY26 Q1
Windows OEM and Devices revenue growth *(y/y)*	2%	4%	3%	3%	6%
Xbox content and services revenue growth *(y/y)*	61%	2%	8% / 9%	13% / 12%	1% / 0%
Search and news advertising revenue (ex TAC) growth *(y/y)*	18% / 19%	21% / 20%	21% / 23%	21% / 20%	16% / 15%

Growth rates include non-GAAP CC growth (GAAP % / CC %).

Includes non-GAAP constant currency ("CC") growth. See Appendix for reconciliation of GAAP and non-GAAP measures. Growth rates in GAAP and CC are equivalent unless otherwise noted.

Appendix

Reconciliation of GAAP and Non-GAAP Financial Measures

Our presentation of first-quarter performance includes non-GAAP financial measures.

The following slides provide reconciliations between the GAAP and non-GAAP financial measures presented:

- Impact from investments in OpenAI
- Constant currency reconciliations
- Cash flow reconciliation

Impact from investments in OpenAI

($ in millions, except per share amounts)	Three Months Ended September 30, Other Income and Expense	Effective Tax Rate	Net Income	Diluted Earnings per Share
2024 As Reported (GAAP)	**$(283)**	**19%**	**$24,667**	**$3.30**
Impact from investments in OpenAI	$688	0 pts	$523	$0.07
2024 As Adjusted (non-GAAP)	**$405**	**19%**	**$25,190**	**$3.37**
2025 As Reported (GAAP)	**$(3,660)**	**19%**	**$27,747**	**$3.72**
Impact from investments in OpenAI	$4,061	1 pt	$3,086	$0.41
2025 As Adjusted (non-GAAP)	**$401**	**20%**	**$30,833**	**$4.13**
Percentage Change Y/Y (GAAP)	—	1 pt	12%	13%
Percentage Change Y/Y Constant Currency	—	—	11%	11%
Percentage Change Y/Y (non-GAAP)	—	1 pt	22%	23%
Percentage Change Y/Y (non-GAAP) Constant Currency	—	—	21%	21%

The non-GAAP measures adjust for the impact from investments in OpenAI. We believe these non-GAAP measures aid investors by providing additional insight into our operational performance and help clarify trends affecting our business. For comparability of reporting, management considers non-GAAP measures in conjunction with GAAP financial results in evaluating business performance. The non-GAAP financial measures should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Constant Currency Reconciliation

($ in millions, except per share amounts)	Three Months Ended September 30, Revenue	Cost of Revenue	Gross Margin	Operating Expenses	Operating Income	Net Income	Diluted Earnings per Share
2024 As Reported (GAAP)	**$65,585**	**$20,099**	**$45,486**	**$14,934**	**$30,552**	**$24,667**	**$3.30**
2024 As Adjusted (non-GAAP)	**$65,585**	**$20,099**	**$45,486**	**$14,934**	**$30,552**	**$25,190**	**$3.37**
2025 As Reported (GAAP)	**$77,673**	**$24,043**	**$53,630**	**$15,669**	**$37,961**	**$27,747**	**$3.72**
2025 As Adjusted (non-GAAP)	**$77,673**	**$24,043**	**$53,630**	**$15,669**	**$37,961**	**$30,833**	**$4.13**
Percentage Change Y/Y (GAAP)	18%	20%	18%	5%	24%	12%	13%
Percentage Change Y/Y (non-GAAP)	18%	20%	18%	5%	24%	22%	23%
Constant Currency Impact	**$1,015**	**$177**	**$838**	**$108**	**$730**	**$430**	**$0.06**
Percentage Change Y/Y Constant Currency	17%	19%	16%	4%	22%	11%	11%
Percentage Change Y/Y (non-GAAP) Constant Currency	17%	19%	16%	4%	22%	21%	21%

We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. All growth comparisons relate to the corresponding period in the last fiscal year.

Constant Currency Reconciliation

Segment Revenue

($ in millions)	Three Months Ended September 30, Productivity and Business Processes	Intelligent Cloud	More Personal Computing
2024 As Reported (GAAP)	**$28,317**	**$24,092**	**$13,176**
2025 As Reported (GAAP)	**$33,020**	**$30,897**	**$13,756**
Percentage Change Y/Y (GAAP)	17%	28%	4%
Constant Currency Impact	**$656**	**$251**	**$107**
Percentage Change Y/Y Constant Currency	14%	27%	4%

We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. All growth comparisons relate to the corresponding period in the last fiscal year.

Constant Currency Reconciliation

Segment Cost of Revenue

	Three Months Ended September 30, 2025		
	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency
Productivity and Business Processes	8%	0%	8%
Intelligent Cloud	43%	(1)%	42%
More Personal Computing	(3)%	0%	(3)%

Segment Gross Margin

	Three Months Ended September 30, 2025		
	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency
Productivity and Business Processes	19%	(3)%	16%
Intelligent Cloud	20%	(1)%	19%
More Personal Computing	11%	(1)%	10%

We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. All growth comparisons relate to the corresponding period in the last fiscal year.

Constant Currency Reconciliation

Segment Operating Expense

	Three Months Ended September 30, 2025		
	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency
Productivity and Business Processes	6%	(1)%	5%
Intelligent Cloud	4%	0%	4%
More Personal Computing	4%	(1)%	3%

Segment Operating Income

	Three Months Ended September 30, 2025		
	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency
Productivity and Business Processes	24%	(4)%	20%
Intelligent Cloud	27%	0%	27%
More Personal Computing	18%	(2)%	16%

We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. All growth comparisons relate to the corresponding period in the last fiscal year.

Constant Currency Reconciliation

Selected Product and Service Information

	Three Months Ended September 30, 2025		
	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency
Commercial bookings	112%	(1)%	111%
Commercial remaining performance obligation	51%	0%	51%
Microsoft Cloud revenue	26%	(1)%	25%
Microsoft 365 Commercial cloud revenue	17%	(2)%	15%
Microsoft 365 Commercial products revenue	17%	(3)%	14%
Microsoft 365 Consumer cloud revenue	26%	(1)%	25%
LinkedIn revenue	10%	(1)%	9%
Dynamics 365 revenue	18%	(2)%	16%
Azure and other cloud services revenue	40%	(1)%	39%
Server products revenue	1%	(1)%	0%
Enterprise and partner services revenue	5%	(2)%	3%
Windows OEM and Devices revenue	6%	0%	6%
Xbox content and services revenue	1%	(1)%	0%
Xbox hardware revenue	(29)%	(1)%	(30)%
Search and news advertising revenue excluding traffic acquisition costs	16%	(1)%	15%

We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. The non-GAAP financial measures presented should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. All growth comparisons relate to the corresponding period in the last fiscal year.

Cash Flow Reconciliation

($ in millions)	Three Months Ended September 30, 2025	2024	Percentage Change Y/Y
Net Cash from Operations (GAAP)	**$45,057**	**$34,180**	**32%**
Additions to Property and Equipment	$(19,394)	$(14,923)	*
Free Cash Flow	**$25,663**	**$19,257**	**33%**

**Not meaningful.*

Free cash flow is included as an additional clarifying item to aid investors by providing additional insight into our operational performance and help clarify trends affecting our business. This non-GAAP financial measure should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

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